PHOENIX-SENECA FUNDS
            Supplement dated January 6, 2006 to the Prospectus dated
             January 28, 2005, as supplemented June 17, 2005,
                      August 8, 2005 and December 15, 2005

IMPORTANT NOTICE TO INVESTORS

The Prospectus is amended and supplemented to reflect changes to the portfolio management team of the PHOENIX EARNINGS DRIVEN GROWTH FUND. Effective December 31, 2005, Ronald K. Jacks and Richard D. Little retired from Seneca Capital Management LLC, the subadviser to the fund, and no longer serve on the portfolio management team. Portfolio management responsibilities previously handled by these individuals have been assumed by the remaining members of the team, Ms. Cooley and Mr. Couden, who have served on the portfolio management team since 2005 and 2004, respectively. Accordingly, the disclosure under the subheading "Portfolio Management" as set forth in the Supplement dated August 8, 2005 to the current Prospectus is hereby replaced with the following:

     PORTFOLIO MANAGEMENT

     EARNINGS DRIVEN GROWTH FUND. Investment and trading decisions for the fund are made by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the fund's portfolio. The team's members are:

     FRAN GILLIN COOLEY. Ms. Cooley has served on the fund's portfolio management team since 2005. She also serves on the portfolio management team of the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. Ms. Cooley is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the consumer, materials and industrial sectors. Prior to joining Seneca in 1995, she served in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

     DOUGLAS COUDEN, CFA. Mr. Couden has served on the fund's portfolio management team since 2004. He also serves on the portfolio management team of the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. Mr. Couden is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily on the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, he was a business analyst with PaineWebber. Mr. Couden has 12 years investment experience.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.

PXP 2069/PortMgmt (1/06)